UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 March 20, 2003

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          1-9466                                        13-3216325
       (Commission File Number)               (IRS Employer Identification No.)

                              745 Seventh Avenue
                              New York, NY 10019
                         (Address of principal (Zip Code)
                           executive offices)

                Registrant's telephone number, including area code:

                            (212) 526-7000


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Item 5.  Other Events and Regulation FD Disclosure

Earnings Release

         On March 20, 2003, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for its most recently completed fiscal quarter (the "Earnings Release").

         The Earnings Release and related attachments follow as Exhibits 99.1 through 99.4 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report.

         Exhibit 99.1           Press Release Relating to Earnings
         Exhibit 99.2           Selected Statistical Information
                                (Preliminary and Unaudited)
         Exhibit 99.3           Consolidated Statement of Income
                                (Preliminary and Unaudited)
         Exhibit 99.4           Segment Net Revenue Information
                                (Preliminary and Unaudited)


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


                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               LEHMAN BROTHERS HOLDINGS INC.
                                                   (Registrant)


Date:   March 20, 2003                      By: /s/ David Goldfarb
                                            -----------------------------------
                                                   David Goldfarb
                                                   Chief Financial Officer
                                                  (Principal Financial Officer)

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

                                EXHIBIT INDEX

Exhibit 99.1                    Press Release Relating to Earnings
Exhibit 99.2                    Selected Statistical Information
                                (Preliminary and Unaudited)
Exhibit 99.3                    Consolidated Statement of Income
                                (Preliminary and Unaudited)
Exhibit 99.4                    Segment Net Revenue Information
                                (Preliminary and Unaudited)


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